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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest reported event): October 15, 2006




                                  IVOICE, INC.
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             (Exact name of registrant as specified in its chapter)



NEW JERSEY                           000-29341                        51-0471976
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(State of                           (Commission                 (I.R.S. Employer
organization)                       File Number)             Identification No.)



     750 HIGHWAY 34, MATAWAN, NJ                                    07747
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:            (732) 441-7700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS
ITEM 8.01   OTHER EVENTS.

On September 6, 2006, the Company issued a press release entitled "iVoice subsidiary Executes Letter of Intent to Construct Biodiesel Facility in New York", that iVoice Innovations, Inc. ("iVoice Innovations"), a wholly-owned subsidiary of iVoice, had executed a letter of intent to build and operate a biodiesel production facility in central Long Island, New York that will be initially designed to produce up to 10 million gallons per year of biodiesel from vegetable oils, animal fats and yellow grease. On October 15, 2006, iVoice Innovations received notice that the owner of the site in New York decided not to go forward with the plans to construct the contemplated biodiesel facility with iVoice Innovations. iVoice Innovations is seeking other parties to construct one or more biodiesel production facilities in other locations.

On July 25, 2006, the Company issued a press release entitled "iVoice Subsidiary Secures Rights to Land For Company's First Anticipated Biodiesel Facility" reported that iVoice Innovations, Inc. ("iVoice Innovations"), a wholly-owned subsidiary of iVoice, had entered into an Option Agreement to acquire four acres of land in Hanover County, Virginia, approximately 20 miles from Richmond, Virginia, together with all improvements, easements, water rights, mineral rights and other structures for a total cost of $800,000. On October 17, 2006, this Option Agreement lapsed without iVoice Innovations exercising its option to purchase this land. After reviewing the results of the feasibility study for this project, it was learned that the capital expenditures needed to construct the biodiesel facility were far in excess of the original estimates.



SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

           (d) Exhibits

               99.1 Press release issued on July 25, 2006 entitled "iVoice
                    Subsidiary Secures Rights to Land For Company's First Anticipated Biodiesel Facility"

               99.2 Press Release issued on September 6, 2006 entitled "iVoice
                    Subsidiary executes letter of intent to construct biodiesel facility in New York"
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SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


IVOICE, INC,



Date: October 30, 2006                  By: /s/ Jerome R. Mahoney
                                            ---------------------
                                            Jerome R. Mahoney
                                            President, Secretary and
                                            Chief Executive Officer
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                                INDEX OF EXHIBITS


99.1 Press release issued on July 25, 2006 entitled "iVoice Subsidiary Secures Rights to Land For Company's First Anticipated Biodiesel Facility"


99.2 Press Release issued on September 6, 2006 entitled "iVoice Subsidiary executes letter of intent to construct biodiesel facility in New York"